ROCHDALE INVESTMENT TRUST

Supplement dated December 18, 2012 to
Prospectus and Statement of Additional Information (“SAI”)
dated April 13, 2012, as amended

At a meeting held on December 11, 2012, the Board of Trustees of the Rochdale Investment Trust (the “Trust”) approved the reorganization of each Portfolio of the Trust into a corresponding portfolio of the CNI Charter Funds and has recommended approval of the reorganization by Trust shareholders.  In February 2013, a Prospectus/Proxy Statement will be mailed to Trust shareholders that will contain additional information about the reorganization and voting instructions.  If each Portfolio’s shareholders approve the reorganization, each Portfolio will be merged into its corresponding CNI Charter Funds portfolio on or about March 15, 2013.

Please retain this Supplement with the Prospectus and SAI.